SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 22, 2014 (September 18, 2014)

DYNEGY INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33443	20-5653152
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 Travis, Suite 1400, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 507-6400

(Registrant’s telephone number, including area code)

N.A.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On September 18, 2014, Dynegy Inc. (“Dynegy”) entered into a Letter of Credit Reimbursement Agreement (the “Agreement”) with Macquarie Bank Limited (the “Issuing Bank”) and Macquarie Energy LLC (the “Lender”), pursuant to which the Lender agreed to cause the Issuing Bank to issue from time to time, at Dynegy’s request, standby letters of credit in an amount not to exceed $55 million for the purposes stated therein. All capitalized terms used herein but not otherwise defined shall have the meanings given to them in the Agreement filed herewith.

The Agreement constitutes an Additional First-Lien Indebtedness Agreement (as defined in the Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy, the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time, (the “Intercreditor Agreement”)) and the Obligations under the Agreement constitute Additional First-Lien Obligations (as defined in the Intercreditor Agreement).

The liens granted by Dynegy and certain of its Subsidiaries secure the Obligations under the Agreement on a pari passu basis with the obligations under the Credit Agreement and are governed by the Intercreditor Agreement and the other Security Documents (as defined in the Intercreditor Agreement). The Intercreditor Agreement also sets forth the terms upon which payments will be applied amongst the secured parties thereunder, terms for enforcement of security interests and the terms upon which such security interests may be released. In addition, the Subsidiary Guarantors (as defined in the Intercreditor Agreement) guarantee Dynegy’s obligations under the Agreement to the collateral trustee pursuant to the Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy, the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement attached hereto as Exhibit 10.1 and incorporated herein by reference

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information regarding the Agreement set forth under Item 1.01 is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits.

(d)  Exhibits:

Exhibit No.	Document

10.1*	Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 among Dynegy Inc., Macquarie Bank Limited, and Macquarie Energy LLC

10.2

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy Inc., the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

10.3

Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

*   Filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNEGY INC.
(Registrant)

Dated: September 22, 2014	By:	/s/ Catherine B. Callaway
	Name:	Catherine B. Callaway
	Title:	Executive Vice President, Chief Compliance Officer and General Counsel

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EXHIBIT INDEX

Exhibit No.	Document

10.1*	Letter of Credit Reimbursement Agreement, dated as of September 18, 2014 among Dynegy Inc., Macquarie Bank Limited, and Macquarie Energy LLC

10.2

Collateral Trust and Intercreditor Agreement, dated as of April 23, 2013 among Dynegy Inc., the Subsidiary Guarantors (as defined therein), Credit Suisse AG, Cayman Islands Branch and each person party thereto from time to time (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

10.3

Guarantee and Collateral Agreement, dated as of April 23, 2013 among Dynegy Inc., the subsidiaries of the borrower from time to time party thereto and Credit Suisse AG, Cayman Islands Branch, as Collateral Trustee (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K of Dynegy Inc. filed on April 24, 2013).

*   Filed herewith